Exhibit 99.2

INVESTOR CONTACT:	PRGP05030

Hilliard Terry
+1 650 752 5329 hilliard_terry@agilent.com

Agilent Technologies Announces Intent to Repurchase up to $2.7 Billion of Its Common Stock through a Modified “Dutch Auction” Tender Offer

PALO ALTO, Calif., Nov. 14, 2005 — Agilent Technologies Inc. (NYSE: A) today announced that it will commence a modified “Dutch Auction” tender offer to purchase up to 73 million shares of its common stock at a price per share not less than $32.00 and not greater than $37.00. The tender offer is expected to begin on Nov. 15, 2005, and to expire on Dec. 13, 2005, unless extended. The number of shares proposed to be purchased in the tender offer represents approximately 14.2 percent of Agilent’s currently outstanding shares. Tenders of shares must be made prior to the expiration of the tender offer and may be withdrawn at any time prior to that time.

On the terms and subject to the conditions of the tender offer, Agilent’s stockholders will have the opportunity to tender some or all of their shares at a price within the $32.00 to $37.00 per share range. Based on the number of shares tendered and the prices specified by the tendering stockholders, Agilent will determine the lowest per-share price within the range that will enable it to buy 73 million shares, or such lesser number of shares that are tendered and not withdrawn. All shares accepted in the tender offer will be purchased at the same price per share even if the stockholder tendered at a lower price. If stockholders tender more than 73 million shares at or below the purchase price per share, Agilent will purchase the shares tendered at or below the determined purchase price by those stockholders, subject to proration and certain other factors.

The tender offer is not contingent upon any minimum number of shares being tendered. The tender offer is, however, subject to a number of other terms and conditions, including receiving the proceeds of the sale of Agilent’s Semiconductor Products Group (“SPG”), currently expected to occur on or about Dec. 1, 2005, the sale of Agilent’s stake in Lumileds Lighting International B.V. (“Lumileds”) to Koninklijke Philips Electronics N.V., currently expected to close by the end of November 2005, as well as a bridge financing of $1.0 billion. It is expected that the bridge financing will be replaced by longer-term financing in an amount of up to $1.5 billion shortly after the close of the offer.

Agilent’s board of directors has approved the tender offer because it has concluded that, given Agilent’s business profile following the pending sales of SPG and its stake in Lumileds, and the company’s currently intended spin-off of its System-on-Chip (SOC) and Memory Test businesses, its remaining assets and the recent market prices for Agilent’s common stock, the offer is a prudent use of Agilent’s financial resources. The tender offer is part of Agilent’s previously announced share repurchase program of up to $4.466 billion worth of its common stock. None of Agilent, its board of directors, the dealer manager, the depositary, or the information agent is making any recommendations to stockholders as to whether to tender or refrain from tendering their shares into the tender offer. Stockholders must decide how many shares they will tender, if any, and the price within the stated range at which they will offer their shares for purchase by Agilent.

Agilent’s directors and executive officers have advised Agilent that they do not intend to tender any of their shares in the tender offer.

Merrill Lynch & Co. is the company’s financial advisor and dealer manager for the tender offer. The information agent is Georgeson Shareholder Communications Inc., and the depositary is Computershare. The Offer to Purchase, a letter of transmittal and related documents shortly will be mailed to stockholders of record and also will be made available for distribution to beneficial owners of Agilent’s common stock. For questions and information, please call the information agent toll-free at (888) 293-6903.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL SHARES OF AGILENT TECHNOLOGIES INC. COMMON STOCK. THE TENDER OFFER IS BEING MADE ONLY PURSUANT TO THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS THAT AGILENT WILL SHORTLY BE DISTRIBUTING TO ITS STOCKHOLDERS AND FILING WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS AND INVESTORS SHOULD READ CAREFULLY THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE TENDER OFFER. STOCKHOLDERS AND INVESTORS MAY OBTAIN A FREE COPY OF THE TENDER OFFER STATEMENT ON “SCHEDULE TO,” THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER DOCUMENTS THAT AGILENT WILL SHORTLY BE FILING WITH THE SECURITIES AND EXCHANGE COMMISSION AT THE COMMISSION’S WEBSITE AT WWW.SEC.GOV OR BY CONTACTING GEORGESON SHAREHOLDER COMMUNICATIONS INC., THE INFORMATION AGENT FOR THE TENDER OFFER, AT 17 STATE STREET, 10TH FLOOR, NEW YORK, NY 10004, OR CALLING TOLL-FREE AT (888) 293-6903. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER.

This press release, including any documents incorporated by reference or deemed to be incorporated by reference, contains “forward-looking statements,” which are statements relating to future events, future financial performance, strategies, expectations, and competitive environment. Words such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” and similar expressions, as well as statements in future tense, identify forward-looking statements.

Stockholders should not read forward-looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to:

•	the timing of the SPG and Lumileds divestitures, Agilent’s currently intended spin-off of its SOC and Memory Test businesses and its ability to effectively transition liabilities associated with those businesses;

•	Agilent’s ability to close the proposed bridge facility with Merrill Lynch and to secure subsequent additional borrowing necessary to refinance amounts drawn-down pursuant to the bridge facility;

•	Agilent’s ability to meet and achieve the benefits of its cost-reduction goals and successfully adapt its cost structures to continuing changes in business conditions;

•	unforeseen changes in the strength of Agilent’s customers’ businesses;

•	unforeseen changes in the demand for new products and technologies;

•	Agilent’s ability to execute successfully through business cycles while it continues to implement cost reductions;

•	ongoing competitive, pricing and gross margin pressures;

•	the risk that Agilent’s cost-cutting initiatives will impair its ability to develop products and remain competitive and to operate effectively;

•	the impact of geopolitical uncertainties on Agilent’s operations, its markets and its ability to conduct business;

•	Agilent’s ability to improve asset performance to adapt to changes in demand; and

•	Agilent’s ability to successfully introduce new products at the right time, price and mix.

These risks and uncertainties include risks related to Agilent’s businesses as well as the factors relating to the transactions discussed in Agilent’s offer to purchase. Stockholders should not place undue reliance on the forward-looking statements, which speak only as to the date of the offer to purchase or the date of documents incorporated by reference.

Agilent undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

About Agilent Technologies

Agilent Technologies Inc. (NYSE: A) is the world’s premier measurement company and a technology leader in communications, electronics, life sciences and chemical analysis. The company’s 27,000 employees serve customers in more than 110 countries. Agilent had net revenue of $5.1 billion in fiscal 2005. Information about Agilent is available on the Web at www.agilent.com.

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